UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 28, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2017, Net Element, Inc. (the “Company”), entered into, and consummated the transactions contemplated by, a Unit Purchase Agreement (the “Purchase Agreement”) with certain accredited investor (the “Investor”) named in the Purchase Agreement. Pursuant to the Purchase Agreement, on December 29, 2017 (the “Closing Date”), the Company sold to the Investor (the “Private Placement”) (i) an aggregate of 350,553 shares of Company common stock, par value $0.0001, at a purchase price of $11.12 per share (i.e., a price equal to the Company’s consolidated closing bid price per share as reported by the Nasdaq); (ii) an aggregate of 404,676 five-year warrants to purchase shares of Company common stock (the “Purchase Warrants”) at a purchase price of $0.125 per share and exercise price of $11.12 per share; and (iii) an aggregate of 323,907 five-year pre-paid warrants to purchase shares of Company common stock (the “Pre-Funded Warrants”) with exercise price of $0.01 per share (collectively, the “Securities”). The aggregate purchase price for the Securities was $7,550,585.

The Company will not issue any shares of our common stock under the Purchase Agreement, nor shall the Purchase Warrant and/or the Pre-Funded Warrant be exercisable, if such shares proposed to be issued and sold (including the shares issuable upon exercise of the Purchase Warrants and/or the Pre-Funded Warrants), when aggregated with all other shares of the Company common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder) by the Investor and its affiliates would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the then issued and outstanding shares of the Company common stock. Subject to certain exclusions, the Purchase Agreement contains certain restrictions on future equity fundings, including issuances without the Investor’s consent of any securities convertible into the Company’s common until 30 days after the resale registration statement for the Securities purchased by the Investor (the “Registration Statement”) has been declared effective by the SEC and any floating conversion rate or variable priced securities convertible into the Company’s common stock until six months after the Registration Statement has been declared effective by the SEC. The Investor represented to the Company in the Purchase Agreement that neither it nor any of its agents, representatives and affiliates engaged prior to the Closing Date in any direct or indirect short-selling or hedging of the Company’s common stock.

There are no limitations on use of proceeds in the Purchase Agreement. Any proceeds from the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes, including, but not limited to, the continued development of the Company's blockchain-focused unit, the Company’s growth initiatives and potential acquisitions.

Noting contained in this Current Report on Form 8-K constitutes an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities offered or sold pursuant to the Private Placement or any agreement related thereto have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The issuance of the Securities to the Investor under the Purchase Agreement is exempt from registration under the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and/or Rule 506 of Regulation D promulgated under the 1933 Act.

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As contemplated by the Purchase Agreement, on the Closing Date, the Company entered into registration rights agreement with the Investor (the “Registration Rights Agreement”). The Registration Rights Agreement (i) requires the Company to file within 21 days of the Closing Date (the “Filing Deadline”) the Registration Statement for the Securities purchased by the Investor in the Private Placement and (ii) grants certain piggyback rights thereunder. The Registration Rights Agreement requires the Company to use its commercially reasonable efforts to cause the Registration Statement to become effective as promptly thereafter as practicable but in any event not later than 90 days after the Closing Date (the “Effectiveness Deadline”). If the Company fails to meet the Filing Deadline or the Effectiveness Deadline, subject to certain terms provided for in the Registration Rights Agreement, the Company will be required to pay liquidated damages to the Investor. The Registration Rights Agreement provides for customary indemnification and contribution provisions. In the event the Investor no longer holds “Registrable Securities,” as defined in the Registration Rights Agreements or when the Registrable Securities may be resold by the Investor pursuant to Rule 144 promulgated under the 1933 Act, the Company may not be obligated to cause the declaration of effectiveness of the Registration Statement by the SEC.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of the Company’s common stock and price for such sales under the Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 3.02        Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of the Company, as part of the 2017 incentive compensation, approved and authorized grants of the following equity awards pursuant to the Company’s 2013 Equity Incentive Compensation Plan, as amended:

(i) 67,500 shares of the Company common stock, vesting immediately on the grant date, to Oleg Firer, the Chief Executive Officer of the Company.

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(ii) 11,500 shares of the Company common stock, vesting immediately on the grant date, to Steven Wolberg, the Chief Legal Officer of the Company.

(ii) 8,150 shares of the Company common stock, vesting immediately on the grant date, to Jonathan New, the Chief Financial Officer of the Company.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of December 29, 2017, between Net Element, Inc. and ESOUSA Holdings LLC *

10.1	Unit Purchase Agreement, dated as of December 29, 2017, between Net Element, Inc. and ESOUSA Holdings LLC *

_________________
*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2018

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name:	Jonathan New
Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of December 29, 2017, between Net Element, Inc. and ESOUSA Holdings LLC *

10.1	Unit Purchase Agreement, dated as of December 29, 2017, between Net Element, Inc. and ESOUSA Holdings LLC *

_________________
*Filed herewith.